UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2001
                              (February 10, 2000)


                         NATIONAL REHAB PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                   0-27159                       65-0439467
          (Commission File Number)     (IRS Employer Identification No.)

                   2921 NW Sixth Avenue, Miami, Florida 33127
               (Address of principal executive offices) (Zip Code)

                                 (305) 573-8882
               Registrant's telephone number, including area code:

                            MAS ACQUISITION XV CORP.
                              1710 E. Division St.
                              Evansville, IN 47711
                                 (812) 479-7226
                   (Former name, address and telephone number)




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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

         On December 31, 1999 the client-auditor relationship between MAS Acquisition XV Corp. (MAS XV) and Tubbs and Bartnick, P.A., Certified Public Accountants ceased pursuant to confirming notice by Tubbs and Bartnick, P.A. Effective February 10, 2000, MAS Acquisition XV Corp. appointed, Baum & Company, P.A., Certified Public Accountants as its new certifying Independent Public Auditor. Tubbs and Bartnick, P.A.'s report on MAS XV's financial statements during the most recent reported fiscal years (years ended June 30, 1998 and June 30, 1999) contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles except as follows:

     The Audit opinion contained the following paragraph:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 the Company has been in the development stage since inception. Realization of the Company's assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise a substantial doubt about the Company's ability to continue as a going concern."

1. During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between MAS XV and Tubbs and Bartnick, P.A., on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tubbs and Bartnick, P.A., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

2. None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to MAS XV within the past two fiscal years and the subsequent period to the date hereof.

3. Effective February 10, 2000 the Board of Directors engaged Baum & Company, P.A., Certified Public Accountants, as its principal independent accountants. During the last two fiscal years and the subsequent interim periods to the date hereof, MAS XV did not consult Baum & Company, P.A., Certified Public Accountants regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

4. MAS XV has requested Tubbs and Bartnick, P.A., to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Tubbs and Bartnick, P.A., agrees with the statements contained in the first paragraph, and subparagraphs 1 and 2 above. A copy of the letter from Tubbs and Bartnick, P.A., will be filed as an amendment to this 8K/A report when received.

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ITEM  7.  FINANCIAL  STATEMENTS

     The financial statements of National Rehab Properties, Inc. for the fiscal years ending September 30, 1998 and September 30, 1999 included in the original Form 8K filed February 17, 2000 were audited and opined on by Baum & Company, P.A., Certified Public Accountants. In addition, pro forma financial statements reflecting the combined financial statements of MAS XV Acquisition Corp. and National Rehab Properties, Inc. at September 30, 1999 were included in the original Form 8K filed February 17, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      National Rehab Properties, Inc.

                                      By  /s/  Richard Astrom

                                      Chief  Executive Officer, Director

Date:  January 23,  2001